EXHIBIT 10.2


                                                    State Street Bank
                                                    Financial Markets Group
                                                    Global Trade Banking
                                                    225 Franklin Street
                                                    Boston, MA 02110



Mr. Michael Umana
Chief Financial Officer
Saucony, Inc.
13 Centennial Drive
Peabody, MA 01960

Re: Amendment to Revolving Credit Agreement dated August 31, 1998 by and between State Street Bank and Trust Company, a Massachusetts trust company, as lender and Saucony, Inc. ("Saucony"), as borrower (the "Credit Agreement").


July 31, 2001

Dear Michael:

This letter is to confirm that the Termination Date (as defined in Section 1.1 of the Credit Agreement) shall be extended until October 1, 2001.

Saucony agrees that the Credit Agreement and all documents executed in connection therewith or pursuant thereto remain in full force and effect after giving effect to this letter amendment to Credit Agreement.

Please confirm that the foregoing correctly sets forth our agreement by signing and returning the duplicate copy of this letter agreement enclosed herewith.

Very truly yours,

STATE STREET BANK AND TRUST COMPANY

By: /s/ Jacqueline Kuss
Name:  Jacqueline Kuss
Title:  Vice President


BORROWER:

SAUCONY, INC.

By: /s/ Michael Umana
Name:  Michael Umana
Title:  Chief Financial Officer